UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TRxADE HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION - DATED MAY 17, 2024

TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

(800) 261-0281

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE [●], 2024

TO THE STOCKHOLDERS OF TRXADE HEALTH, INC.:

Notice is hereby given of the 2024 annual meeting of stockholders of TRxADE Health, Inc., which we refer to as “we,” “us,” “our,” “Trxade” or the “Company,” to be held on June [●], 2024, at [●] Eastern Time virtually at [●] (the “Annual Meeting”), for the following purposes:

●	To elect seven directors to the Board each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following seven nominees: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, Jeff Newell, Mayur Doshi, and Narasimhan Mani (“Proposal 1”);

●	To approve an amendment to our Second Amended and Restated Certificate of Incorporation to change the name of the corporation from “TRxADE HEALTH, INC.” to “[●]” (“Proposal 2”);

●	To ratify the appointment of Suri & Co. as our independent auditor for the fiscal year ending December 31, 2024 (“Proposal 3”);

●	To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum (“Proposal 4”); and

●	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on [●], 2024 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free [1-866-752-VOTE(8683)] and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access [●] and [●] and follow the steps outlined on the secure website.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote in accordance with the instructions in the Notice or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.

This Notice and Proxy Statement are dated [●], 2024 and are first being mailed to shareholders on or about [●], 2024. Please note that this Notice and Proxy Statement are also available at [●].

[●], 2024

By order of the Board,

/s/ Suren Ajjarapu
Suren Ajjarapu
Chairman of the Board

i

TRxADE HEALTH, INC.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on June [●], 2024

ii

TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

(800) 261-0281

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of TRxADE Health, Inc. (“we,” “us,” the “Company,” or “Trxade”), which will be held on June [●], 2024, at [●] Eastern Time virtually at [●].

By visiting this website, you may attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting. You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free [1-866-752-VOTE(8683)] and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access [●] and [●] and follow the steps outlined on the secure website.

In addition to receiving printed copies, this Proxy Statement is also available to stockholders at [●].

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

●	Proposal 1: To elect seven directors to the Board each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following seven nominees: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, Jeff Newell, Mayur Doshi, and Narasimhan Mani;

●	Proposal 2: To approve an amendment to our Second Amended and Restated Certificate of Incorporation to change the name of the corporation from “TRxADE HEALTH, INC.” to “[●]”;

●	Proposal 3: To ratify the appointment of Suri & Co. as our independent auditor for the fiscal year ending December 31, 2024; and

●	Proposal 4: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 10 for important information about the proxy materials, voting, and the Annual Meeting. If you have any questions, require any assistance with voting your shares, or need additional copies of this Proxy Statement or voting materials, please contact:

Suren Ajjarapu

TRxADE Health, Inc.

Phone: (800) 261-0281

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

 On May 13, 2024, the Board unanimously approved a resolution to increase the number of directors constituting the Board to seven directors. As a result, at the Annual Meeting, seven directors are to be elected to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, Jeff Newell, Mayur Doshi, and Narasimhan Mani, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this Proxy Statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of May 17, 2024.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Name	Position	Age	Director Since
Suren Ajjarapu	Chairman of the Board, Chief Executive Officer and Secretary	53	January 2014
Prashant Patel	Director, President, Chief Operating Officer and Interim Principal Financial/ Accounting Officer	50	January 2014
Donald G. Fell	Director	78	January 2014
Michael L. Peterson	Director	62	January 2023
Jeff Newell	Director	66	September 2022
Mayur Doshi	Director	62	May 2024
Narasimhan Mani	Director	55	May 2024

Suren Ajjarapu, Chairman of the Board, Chief Executive Officer and Secretary

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation (“Trxade Nevada”) (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of Trxade Nevada since its inception. He has also served as Chairman and Chief Executive Officer of Kernel Group Holdings, Inc. (NASDAQ: KRNL), a special purpose acquisition company, since December 2022, served as Chairman and Chief Executive Officer of Oceantech Acquisitions I Corp. (NASDAQ: OTEC), a special purpose acquisition company, since March 2023, served as Chairman and Chief Executive Officer of PowerUp Acquisition Corp. (NASDAQ: PWUP), a special purpose acquisition company, since August 2023, and served as a director and the Chief Executive Officer of Integrated Wellness Acquisition Corp (NYSE: WEL), a special purpose acquisition company, since January 2024 and February 2024, respectively. Mr. Ajjarapu served as Chairman and Chief Executive Officer of Aesther Healthcare Acquisition Corp. (NASDAQ: AEHA), a special purpose acquisition company, from June 2021 until the completion of its initial business combination in February 2023. Mr. Ajjarapu now serves as a director of the post-combination company Ocean Biomedical, Inc. (NASDAQ: OCEA). Mr. Ajjarapu served as Chairman and Chief Executive Officer of Semper Paratus Acquisition Corporation (NASDAQ: LSGT), a special purpose acquisition company, from June 2023 until the completion of its initial business combination in February 2024. Mr. Ajjarapu now serves as a director of the post-combination company Tevogen Bio Holdings Inc. (NASDAQ: TVGN). Mr. Ajjarapu also serves as a director and the Chief Executive Officer of Danam Health, Inc. Mr. Ajjarapu has served on the board of directors of Kano Energy, Inc, which is involved in developing renewable natural gas sites in USA, since 2018. Mr. Ajjarapu has also served as Chairman of Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa.

Mr. Ajjarapu was a Founder, Chief Executive Officer and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, Chief Operating Officer, and Director of Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

Director Qualifications:

Our Board of Directors believes that Mr. Ajjarapu’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

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Prashant Patel, Director, President, Chief Operating Officer, Interim Principal Financial/Accounting Officer

Mr. Patel has served as our full-time President and Chief Operating Officer, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Effective March 6, 2023, Mr. Patel, was appointed as Interim Principal Financial/Accounting Officer of the Company since March 2023. Mr. Patel also serves as a director, the President, and the Chief Operating Officer of Danam Health, Inc. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Mr. Patel has been President and Member of Board of Directors of Trxade Nevada since August 2010. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the United Kingdom before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, United Kingdom.

Director Qualifications:

Our Board of Directors believes that Mr. Patel’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

Donald G. Fell, Director

Mr. Fell has served as an independent director of our company since January 2014. Mr. Fell has also served as a director of Kernel Group Holdings, Inc. (NASDAQ: KRNL), a special purpose acquisition company, since December 2022, served as a director of Oceantech Acquisitions I Corp. (NASDAQ: OTEC), a special purpose acquisition company, since March 2023, served as a director of PowerUp Acquisition Corp. (NASDAQ: PWUP), a special purpose acquisition company, since August 2023, and served as a director of Integrated Wellness Acquisition Corp (NYSE: WEL), a special purpose acquisition company, since February 2024. Mr. Fell served as a director of Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc. (NASDAQ: OCEA)), a special purpose acquisition company, from June 2021 until the completion of its initial business combination in February 2023. Mr. Fell served as a director of Semper Paratus Acquisition Corporation (n/k/a Tevogen Bio Holdings Inc. (NASDAQ: TVGN)), a special purpose acquisition company, from June 2023 until the completion of its initial business combination in February 2024.

He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado, Springs. From 1995 – 2012, Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute. He has also served as visiting professor of economics at the University of LaRochelle, France, and as adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has conducted graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.

Director Qualifications:

Our Board of Directors believes that Mr. Fell’s extensive experience in the field of economics and business will provide us with valuable insight as we seek to execute our business strategy.

Michael L. Peterson, Director

Mr. Peterson has served as an independent director of our company since January 2023 and previously served as a director of the Company from August 2016 to May 2021. Since December 2020, he has served as the Chief Executive Officer of Nevo Motors, Inc., a company that is commercializing low carbon emission trucks. Since January 2021, Mr. Peterson has served as a director of Indonesia Energy Corporation Limited (NYSE American: INDO). Mr. Peterson commenced serving as President, Chief Executive Officer and as a director of Lafayette Energy Corp. in April 2022. Mr. Peterson has served as the Chief Executive Officer of Trio Petroleum Corp. since October 2023 and formerly served as a director since July 2022. Mr. Peterson has also served as a director of Kernel Group Holdings, Inc. (NASDAQ: KRNL), a special purpose acquisition company, since December 2022, served as a director of Oceantech Acquisitions I Corp. (NASDAQ: OTEC), a special purpose acquisition company, since March 2023, served as a director of PowerUp Acquisition Corp. (NASDAQ: PWUP), a special purpose acquisition company, since August 2023, and served as a director of Integrated Wellness Acquisition Corp (NYSE: WEL), a special purpose acquisition company, since February 2024. Mr. Fell served as a director of Aesther Healthcare Acquisition Corp. (NASDAQ: AEHA), a special purpose acquisition company, from June 2021 until the completion of its initial business combination in February 2023. He now serves as a director of the post-combination company Ocean Biomedical, Inc. (NASDAQ: OCEA). Mr. Peterson served as a director of Semper Paratus Acquisition Corporation (n/k/a Tevogen Bio Holdings Inc. (NASDAQ: TVGN)), a special purpose acquisition company, from June 2023 until the completion of its initial business combination in February 2024. Mr. Peterson also serves as a director of Danam Health, Inc. since January 2024.

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Mr. Peterson previously served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan from June 2018 to June 2021. Mr. Peterson served as the Chief Executive Officer of PEDEVCO Corp. (NYSE American: PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US from May 2016 to May 2018. Mr. Peterson served as Chief Financial Officer of PEDEVCO between July 2012 and May 2016, and as Executive Vice President of Pacific Energy Development (PEDEVCO’s predecessor) from July 2012 to October 2014, and as PEDEVCO’s President from October 2014 to May 2018. Mr. Peterson joined Pacific Energy Development as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of Pacific Energy Development, as a director (from May 2006 to July 2012) of Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company (NASDAQ: AMTX), and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high-net-worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University.

Director Qualifications:

Our Board of Directors believes that Mr. Peterson’s significant background in business management and with public corporations and financial planning make Mr. Peterson valuable to the Board.

Jeff Newell, Director

Mr. Jeff Newell has served as an independent director of our company since September 2022. Mr. Newall has over forty years of experience in the healthcare industry. Since May 2003, Mr. Newell has served as the Chief Executive Officer of The Newell Group LLC, a healthcare consulting firm. Prior to that, from 2017 to 2021, he served as the Chief Executive Officer of Pharmacy Quality Solutions, a healthcare quality measuring and reporting company. He also previously served as the Vice President of Pharmacy Administration for Kmart Pharmacy/Sears Holding Corporation (2015-2017), a retail pharmacy and as Senior Vice President and Chief Compliance Officer for Millennium Long Term Care Pharmacy Systems (2012-2014), a long-term care pharmacy. Prior to that, he served in various other healthcare management roles, including serving as Chief Operating Officer of Quality Partners Rhode Island, a non-profit healthcare consulting group (2003-2011), in various roles, including as a Pharmacist, Corporate Analyst, Pharmacy Supervisor, Manager, and Director of Pharmacy Programs with CVS (1982-2003), and as a Co-Owner of, and Pharmacist with, Newell’s Pharmacy in New York (1980-1984). Throughout his career, Mr. Newell has served on many National, State and Local Boards, within the Healthcare Industry. Mr. Newell is retired and stays active within the industry through his consulting company (The Newell Group LLC). He consults with a select number of companies and individuals and leverages his expertise and vast network to drive improved performance. Mr. Newell is a member of the American Pharmacist Association and Rhode Island Pharmacist Association. He received his Bachelor of Science degree in Pharmacy from Albany College of Pharmacy & Health Sciences.

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Director Qualifications:

Our Board of Directors believes that Mr. Newell is well qualified to serve on the Board of Directors because of his over forty years of experience in the healthcare industry; his proven track record of growing profitable organizations through strategic initiatives and the development of high-performance teams; and his prior service on many National, State and Local Boards, within the Healthcare Industry.

Mayur Doshi, Director

Mr. Doshi is President and Chief Executive Officer of AlfaGene Bioscience, Inc. He has successfully initiated several companies and for the last ten years has been the Chief Executive Officer of Apogee Pharma. He has over 20 years of experience in the global generic pharmaceutical market. He is a trained chemist and seasoned entrepreneur with extensive experience in active pharmaceutical ingredients. He has more than twenty years of pharmaceutical and bio-tech industry experience; entering the generic pharmaceutical industry in 1988. He is Chairman and Managing Director of Apogee Pharma, Inc., a major importer of APIs (Active Pharmaceutical Ingredients). He works closely with his clients assisting them in bringing new generic drugs to market, including Barr Pharmaceuticals, DuPont Pharmaceuticals, Sandoz, Wyeth and Watson. He is also a major investor in a generic pharmaceutical company and is the founder of, and primary investor in, AlfaGene. He worked and managed extensively in the Pharmaceutical industry and created a multimillion dollar company. Mr. Doshi also serves as a philanthropist for various organizations.

Director Qualifications:

Our Board of Directors believes that Mr. Doshi is well qualified to serve on the Board of Directors because of his experience in the global generic pharmaceutical market and his experience as a seasoned entrepreneur.

Narasimhan Mani, Director

Dr. Mani is a healthcare professional with over 25 years of experience in the pharmaceutical industry. He most recently served as the President and Chief Executive Officer for Kesin Pharma Corporation, a Specialty Pharma company. His past experiences include serving as the Chief Executive Officer of Xiromed LLC, a Generics and Specialty drug product company and an affiliate of the Insud Pharma Group based in Madrid, Spain. His immediate role prior to this was as the VP, Global Corporate Strategy and BD, at Amneal Pharmaceuticals where he led all the company's strategic initiatives across Global Strategy, Portfolio Management, Business Development and Commercial Operations. His previous experiences also include being the Corporate Finance and Strategic Planning Leader at Johnson & Johnson in New Brunswick, NJ in the pharmaceutical and medical device sectors. Dr. Mani’s journey in the pharmaceutical and healthcare sectors began with his B.S. in Pharmaceutical Sciences from BITS, Pilani, India which he completed in 1995. He moved to the US that same year for his graduate studies. His graduate degrees include M.S. Analytical Chemistry, from the University of Oklahoma, Norman in 1998, Ph.D. in Pharmaceutics, from the University of Georgia, Athens in 2003 and MBA in Finance and Marketing, from Columbia Business School, New York, NY in 2008. Dr. Mani is a self-made professional who grew through the ranks to become a respected leader in the pharmaceutical industry. He was the recipient of the 2021 Outstanding 50 Asian Americans in Business Award in September 2021.

Director Qualifications:

Our Board of Directors believes that Dr. Mani is well qualified to serve on the Board of Directors because of his experience in the pharmaceutical industry.

Vote Required to Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A “plurality” of the votes cast means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. “Votes cast” shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

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Voting by Proxy

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at seven. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2: APPROVAL OF NAME CHANGE

Overview

On [●], 2024, the Board of Directors approved and deemed advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which, if approved and adopted, would effect a change in the Company’s name from “TRxADE HEALTH, INC.” to “[●]”. The change in the Company’s name would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, a copy of which is attached hereto as Annex A. The certificate of amendment as filed will be in substantially the form of Annex A, subject to non-material technical, administrative, or similar changes and modifications in order to comply with Delaware law. We expect the certificate of amendment to become effective as soon as practicable following the Annual Meeting, assuming the approval by the stockholders of the Company at such meeting.

Reason for the Name Change

On February 16, 2024, the Company completed the sale of substantially all of the assets of Trxade, Inc., a wholly owned subsidiary of the Company, pursuant to an asset purchase agreement. In connection with the asset sale, the Company agreed to, within 180 days of February 16, 2024, cease all use of the “Trxade” name and to not use or adopt any name confusingly similar to “Trxade.”

Vote Required for Approval

The approval of this Proposal 2 requires the affirmative vote of the majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting, assuming that a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 2.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF AUDITORS

Overview

The Board of Directors has selected Suri & Co., as the Company’s independent auditors for the fiscal year ended December 31, 2024, and recommends that the stockholders vote to ratify such appointment. CM3 Advisory previously served as the Company’s independent auditors for the fiscal year ended December 31, 2023.

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The Company does not anticipate representatives from Suri & Co. or CM3 Advisory to be present at the annual stockholders meeting. In the event that a representative of Suri & Co. or CM3 Advisory is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Changes in Accountants

Dismissal of MaloneBailey, LLP

On September 14, 2023, the Company dismissed MaloneBailey, LLP (“MaloneBailey”) as its independent registered public accounting firm to audit the Company’s financial statements, effective as of such date. The dismissal of MaloneBailey was approved by the Audit Committee. MaloneBailey’s audit report on the Company’s financial statements for each of the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through June 30, 2023, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MaloneBailey would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Engagement of CM3 Advisory

On September 14, 2023, the Company engaged CM3 Advisory as its new independent registered public accounting firm of the Company. The engagement of CM3 Advisory was approved by Audit Committee.

During the Company’s two most recent fiscal years and the subsequent interim period through June 30, 2023, neither the Company nor anyone on its behalf consulted with CM3 Advisory regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CM3 Advisory concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Dismissal of CM3 Advisory

On [●], 2024, the Company dismissed CM3 Advisory as its independent registered public accounting firm to audit the Company’s financial statements, effective as of [●]. The dismissal of CM3 Advisory was approved by the Audit Committee. CM3 Advisory’s audit report on the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through March 31, 2024, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) with CM3 Advisory on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of CM3 Advisory would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

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Engagement of Suri & Co.

On [●], 2024, the Company engaged Suri & Co. as its new independent registered public accounting firm of the Company. The engagement of Suri & Co. was approved by Audit Committee.

During the Company’s two most recent fiscal years and the subsequent interim period through March 31, 2024, neither the Company nor anyone on its behalf consulted with Suri & Co. regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Suri & Co. concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed by CM3 Advisory, our former independent registered public accounting firm, for audit and non-audit services rendered to us in 2023, commencing from their appointment on September 14, 2023 as our independent registered public accounting firm. The table also shows the fees billed by MaloneBailey LLP, our former independent registered public accounting firm, for audit and non-audit services rendered to us in 2022 and through the date of their dismissal on September 13, 2023. These fees are categorized as audit fees and all other fees.

	Year Ended December 31,
	2023	2022
Independent Registered Public Accounting Firm Fees
Audit fees	$180,691	$98,950
Audit-related fees	-	-
Tax fees	-	-
All other fees	$9,309	$61,600
Total fees	$190,000	$160,550

Audit Fees. This category includes the aggregate fees and expenses billed for professional services rendered for the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during those fiscal years and for services that are normally provided by the independent registered public accounting firm and affiliates in connection with statutory and regulatory filings or engagements for the relevant fiscal year.

Audit-Related Fees. This category would include the aggregate fees billed for audit-related services by the independent registered public accounting firm that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees.”

Tax Fees. This category would include the aggregate fees billed for professional services rendered by the independent registered public accounting firm for tax compliance and tax planning.

All Other Fees. This category includes the aggregate fees billed for products and services provided by the independent registered public accounting firm that are not reported above under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.” The fees incurred during 2023 relate to the Company’s filing of Form S-1.

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve the audit and (unless the de minimus exception of applicable law permits) non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Unless a type of service to be provided by the independent registered certified public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. For the fiscal years ended December 31, 2023 and 2022, all fees associated with the independent registered public accounting firm’s services were pre-approved by the Audit Committee.

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The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Vote Required for Approval

The approval of this Proposal 3 requires the affirmative vote of the majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting, assuming that a quorum is present.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 3.

PROPOSAL 4: APPROVAL TO ADJOURN THE ANNUAL MEETING

Overview

This proposal will be presented to stockholders at the Annual Meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

If, at the Annual Meeting, the number of shares present or represented and voting to approve the presented proposals is not sufficient to approve such proposals, or if a quorum is not present, the Board currently intends to move to adjourn the Annual Meeting to enable the Board to solicit additional proxies for the approval of the presented proposals.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

Vote Required for Approval

The approval of this Proposal 4 requires the affirmative vote of the majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting, assuming that a quorum is present.

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THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 4.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of the Company’s common stock as of [●], 2024, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on June [●], 2024, at [●] Eastern Time virtually at [●].

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, 1,406,348 shares of our common stock were outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 2420 Brunello Trace, Lutz, Florida 33558, between the hours of 9:00 a.m. and 5:00 p.m. local time.

How do I vote at the Annual Meeting?

If on the record date your shares were registered directly in your name with our Transfer Agent, then you are a stockholder of record. Stockholders of record may vote by mail, by using the Internet, or by telephone, as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

●	You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on [●], 2024.

●	You may vote by using the Internet. The address of the website for Internet voting is [●]. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [●], 2024, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. You may also vote by using the Internet during the Annual Meeting.

●	You may vote by telephone. The toll-free telephone number is [1-866-752-VOTE(8683)]. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [●], 2024. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

When you vote by any of the above methods, you appoint Suren Ajjarapu, our Chairman, Chief Executive Officer and Secretary, and Prashant Patel, our President, Chief Operating Officer, Director and Interim Principal Financial/Accounting Officer, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed them.

In addition, the proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card, Notice, or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

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Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

●	You may submit a subsequent proxy by mail with a later date, by using the Internet, or by telephone;

●	You may deliver a written notice that you are revoking your proxy to the Secretary of the Company at 2420 Brunello Trace, Lutz, Florida 33558; or

●	You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many shares must be present to constitute a quorum for the Annual Meeting?

Under our bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares of common stock of the Company entitled to vote is represented in person or by proxy at the Annual Meeting. Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. The Board has so authorized. On the record date, there were 1,406,348 shares of common stock outstanding and entitled to vote. Therefore, for us to have a quorum, shares entitled to 703,175 votes must be represented by stockholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

●	Proposal 1: To elect seven directors to the Board each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following seven nominees: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, Jeff Newell, Mayur Doshi, and Narasimhan Mani;

●	Proposal 2: To approve an amendment to our Second Amended and Restated Certificate of Incorporation to change the name of the corporation from “TRxADE HEALTH, INC.” to “[●]”;

●	Proposal 3: To ratify the appointment of Suri & Co. as our independent auditor for the fiscal year ending December 31, 2024; and

●	Proposal 4: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

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What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet, or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers, banks, or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposals 2, 3, and 4 are matters we believe will be considered routine and, therefore, brokers will have discretionary authority to vote on these proposals and there will not be any broker non-votes assuming the broker exercises its discretionary authority. Brokers do not always exercise this discretionary authority, and if your broker does not (and you have not given any voting direction), your shares will not be voted. We strongly encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted in accordance with your instructions at the Annual Meeting.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1: Election of Directors.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 1. A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A “plurality” of the votes cast means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. “Votes cast” shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 2: Approval of Name Change.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 2. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 3: Ratification of Appointment of Auditors.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 3. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting. Abstentions and broker non-votes (if any) will essentially be no votes.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

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Proposal 4: Approval of the adjournment of the Annual Meeting.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 4. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” each director nominee listed in Proposal 1 and “FOR” Proposals 2, 3, and 4.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	Proposal 1: FOR the election of each director nominee;

●	Proposal 2: FOR the approval of the name change;

●	Proposal 3: FOR the approval of ratification of appointment of auditors; and

●	Proposal 4: FOR the approval of the adjournment of the Annual Meeting.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors, and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors, and employees will not be paid any additional compensation for soliciting proxies. Furthermore, we may also retain one or more third parties to aid in the solicitation of brokers, banks, and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find the Company’s proxy materials on the Internet?

This Proxy Statement is available at our corporate website at [●]. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at [●].

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How do I obtain a separate set of the Company’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the Notice and Proxy Statement. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the Notice and the Proxy Statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the Notice and Proxy Statement at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your Notice or proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement is available at [●] and [●]. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials and annual reports on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our Annual Meetings and will give you an automatic link to the proxy voting site.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

For information regarding our directors and executive officers, see “Proposal 1: Election of Directors.”

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), except for Mr. Ajjarapu, Mr. Fell and Mr. Peterson as described in “Proposal 1: Election of Directors.”

Family Relationships

There are no family relationships among any of our directors or executive officers.

Election of Officers and Directors

Our executive officers are currently appointed by the Board of Directors on an annual basis and serve until their successors are duly appointed and qualified, or until their earlier resignation or removal.

Our Board is currently composed of seven directors. Our directors are elected by the Company’s shareholders on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities.

Other than as reported below, and based solely upon a review of those reports and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2023, our directors, executive officers and greater than 10% stockholders timely filed all reports they were required to file under Section 16(a).

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Michael L. Peterson, a director, filed a Statement of Changes in Beneficial Ownership report on Form 4 on January 20, 2023 reporting the receipt of a stock award and a stock option. That Form 4 was filed after its prescribed due date.

Suren Ajjarapu, our Chairman of the Board, Chief Executive Officer and Secretary, did not timely file one Statement of Changes in Beneficial Ownership report on Form 4, resulting in the untimely disclosure of a stock grant awarded in 2023.

Prashant Patel, our President, Chief Operating Officer, Interim Principal Financial/Accounting Officer and a director, did not timely file one Statement of Changes in Beneficial Ownership report on Form 4, resulting in the untimely disclosure of a stock grant awarded in 2023.

Each of Mr. Fell and Mr. Peterson, who serve on the Board, did not timely file a Statement of Changes in Beneficial Ownership report on Form 4 reporting a grant on or about April 13, 2023 of 12,222 shares of common stock for services rendered to the Company. And, Jeff Newell, a director of the Company, did not timely file a Statement of Changes in Beneficial Ownership report on Form 4 reporting a grant on or about April 13, 2023 of 14,056 shares of common stock for services rendered to the Company.

During our 2023 fiscal year each of Messrs. Fell, Peterson, and Newell were granted 10,000 shares with immediate vesting to recognize the significant additional work for various financing, sales, acquisitions, operations and restructuring activities evaluated and / or effected by the Company during, and each did not timely file a Statement of Changes in Beneficial Ownership report on Form 4 reporting their respective grant.

Corporate Governance

Director Independence

The Board annually determines the independence of each director and nominee for election as a director, as defined in the listing standards of Nasdaq and applicable laws. The Board makes these determinations in accordance with Nasdaq’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Donald G. Fell, Michael L. Peterson, Jeff Newell, Mayur Doshi, and Narasimhan Mani are independent. Due to the fact that Mr. Suren Ajjarapu serves as our Chief Executive Officer and Secretary and Mr. Prashant Patel serves as our President, Chief Operating Officer, and Interim Principal Financial/Accounting Officer, such persons are not independent. A majority of the Board is comprised of independent directors.

Board Committee Membership

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. Our Board of Directors currently has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Suren Ajjarapu(1)
Prashant Patel
Donald G. Fell	X	M	C	C
Michael L. Peterson	X	C	M
Jeff Newell	X	M	M
Mayur Doshi	X			M
Narasimhan Mani	X			M

(1) Chairman of the Board of Directors

C - Chair of Committee

M – Member of Committee

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Audit Committee

Our Audit Committee, which is comprised exclusively of independent directors, currently consists of Michael L. Peterson (chair), Donald G. Fell and Jeff Newell. The Audit Committee has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by Nasdaq rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Peterson is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Peterson has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information above.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K that we filed with the SEC on October 28, 2019 and is attached hereto as Annex B.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, currently consists of Donald G. Fell (chair), Jeff Newell, and Michael L. Peterson. The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

The Compensation Committee Charter was filed as Exhibit 99.2 to the Current Report on Form 8-K that we filed with the SEC on October 28, 2019 and is attached hereto as Annex C.

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Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is an employee or a former employee of the Company. During 2023, none of our executive officers (A) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; (B) served as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; or (C) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Additionally, no Compensation Committee member (1) was, during the fiscal year, an officer or employee of the registrant; (2) was formerly an officer of the registrant (except as discussed above); or (3) had any relationship requiring disclosure by the Company under Section 404 of Regulation S-K.

Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee, which is comprised exclusively of independent directors, currently consists of Donald G. Fell (chair), Mayur Doshi, and Narasimhan Mani. The Nominating and Corporate Governance Committee is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Corporate Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Corporate Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Corporate Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Corporate Governance Committee believes must be met by a prospective director nominee, the Nominating and Corporate Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Corporate Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year.

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The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described in the section titled “Stockholders Proposals and Nominations” below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s bylaws and applicable Nasdaq and SEC rules and regulations.

The Nominating and Corporate Governance Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K that we filed with the SEC on November 20, 2019 and is attached hereto as Annex D.

Risk Oversight

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of the Company or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also prohibits trading in Company securities during certain pre-established blackout periods around the filing of periodic reports and the public disclosure of material information. The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

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EXECUTIVE AND DIRECTOR COMPENSATION

2023 Summary Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)*	Option Awards ($)*	All Other Compensation ($)		Total ($)
Suren Ajjarapu	2022	$354,231	(1)	-	60,000	$-	16,647	(3)	$414,230
Chairman of the Board, Chief Executive Officer, and Secretary	2023	$360,000		-	243,075	$-	24,934		$628,009

Prashant Patel	2022	$147,038	(2)	-	10,000	$-	-		$157,038
President, Chief Operating Officer, Interim Principal Financial/ Accounting Officer and Director	2023	$150,000		-	43,650	$-	-		$193,650

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

*	Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of restricted shares and option awards are set forth in the Critical Accounting Estimates as disclosed in our Consolidated Financial Statements for the year ended December 31, 2023. The amount reported in this column reflects the accounting cost for these awards and does not correspond to the actual economic value that may be received by the officer upon the vesting of the restricted shares, the exercise of the stock options, or any sale of the underlying shares of common stock.

(1)	The amount shown reflects compensation under an employment agreement with the Company.

(2)	The amount shown reflects compensation under an at will employment agreement with the Company.

(3)	Represents the car allowance of $1,000 per month and a disability insurance policy paid for by the Company.

No Named Executive Officer received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings for the periods presented.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information as of December 31, 2023 concerning unexercised options, unvested stock and equity incentive plan awards for each of the executive officers named in the Summary Compensation Table.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Restricted stock unvested as of 12/31/2023	Market value of restricted stock(1)
Suren Ajjarapu	5/13/2019	1,111	-	-	$39.60	05/13/2029	-	$2,192,499

Prashant Patel	5/13/2019	1,111	-	-	$39.60	05/13/2029	-	$2,645,400

(1)	Based upon the closing stock price of $3.47 on December 31, 2023.

There were no non-vested stock awards outstanding at year end.

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Employment Agreements with Our Named Executive Officers

Suren Ajjarapu, Chief Executive Officer and Secretary

Effective on April 14, 2020, we entered into an employment agreement with Mr. Suren Ajjarapu, our Chief Executive Officer, which replaced and superseded his prior employment agreement with the Company.

The agreement, which provides for Mr. Ajjarapu to serve as our Chief Executive Officer, has a term extending through December 31, 2025, provided that the agreement automatically extends for additional one-year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement. The agreement also requires the Board, subject to certain exceptions, to nominate Mr. Ajjarapu to serve on the Board at each stockholders’ meeting which occurs during the term of the agreement and to serve as the Chairman of the Board.

Pursuant to the terms of the agreement, Mr. Ajjarapu’s annual compensation package includes (1) a base salary of $360,000 per year ($300,000 for the 2020 fiscal year), subject to annual increases as determined in the sole discretion of the Compensation Committee, and as discussed below (the “Base Salary”), and (2) a performance bonus equal to up to 100% of his Base Salary each year, based on the Company meeting certain performance metrics as determined from time to time by the Compensation Committee and Mr. Ajjarapu (“Performance Metrics”). Additionally, in the event that Mr. Ajjarapu meets at least 70% of the requirements for any annual performance bonus, as determined in the reasonable discretion of the Compensation Committee of the Board (which requirement was met for the 2020 fiscal year, and which salary was automatically increased), Mr. Ajjarapu’s Base Salary is increased by 20%. Mr. Ajjarapu is eligible for the Base Salary increase on an annual basis, with such increases being cumulative. Such increases in Base Salary do not require an amendment to the agreement. Mr. Ajjarapu’s performance bonus metrics include specific company performance goals and objectives, including revenue goals, app downloads, and net operating income milestones, as may be modified or added to from time to time with the mutual approval of Mr. Ajjarapu and the Compensation Committee. The determination of whether the Performance Metrics have been met are determined in the reasonable discretion of the Compensation Committee, no later than 90 days after (a) December 31, 2020, in connection with the 2020 Performance Metrics; and (b) the end of such calendar year for subsequent years. For the year ended December 31, 2020, Mr. Ajjarapu was awarded 49,020 shares of restricted common stock (the “2020 Restricted Stock”), valued at $372,062, based on the closing sales price of the Company’s common stock on the effective date of grant, which vested in full. Mr. Ajjarapu may also receive additional bonuses awarded from time to time in the discretion of the Board and/or Compensation Committee and the Board (in cash, options or other forms of equity) or the Compensation Committee may waive or change the performance metrics associated with his performance bonus in their discretion. Mr. Ajjarapu’s compensation under his employment agreement may be increased from time to time, by the Compensation Committee, or the Board (with the recommendation of the Compensation Committee), which increases do not require the entry into an amended employment agreement. Mr. Ajjarapu is also paid an automobile allowance of $1,000 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans.

The agreement requires Mr. Ajjarapu to devote at least 75% of his business time and efforts to Company business. The agreement also prohibits Mr. Ajjarapu from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement. “Restricted Services” means the manufacture, distribution, wholesale and sale of Restricted Products, healthcare services and any other services that we or our subsidiaries have provided or are researching, developing, performing and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Ajjarapu has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” means pharmaceutical drugs and other healthcare products and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, purchasing, selling and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Ajjarapu obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

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We may terminate Mr. Ajjarapu’s employment (a) for “cause” (which is defined to include, a material breach of the agreement by Mr. Ajjarapu, any act of misappropriation of funds or embezzlement by Mr. Ajjarapu, Mr. Ajjarapu committing any act of fraud, or Mr. Ajjarapu being indicted of, or pleading guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law); (b) in the event Mr. Ajjarapu suffers a physical or mental disability which renders him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement also automatically terminates upon the death of Mr. Ajjarapu.

Mr. Ajjarapu may terminate his employment (a) for “good reason” (i.e., (i) if his position or duties are modified to such an extent that his duties are no longer consistent with the position of CEO of the Company, (ii) there has been a material breach by us of a material term of the agreement or Mr. Ajjarapu reasonably believes that we are violating any law which would have a material adverse effect on our operations and such violation continues uncured thirty days after such breach and after notice thereof has been provided to us by Mr. Ajjarapu, (iii) Mr. Ajjarapu’s compensation is reduced without his consent, or we fail to pay to Mr. Ajjarapu any compensation due to him upon five days written notice from Mr. Ajjarapu informing us of such failure, or (iv) if Mr. Ajjarapu is also then serving as a member of the Board and is not re-nominated by the Board to serve as a member of the Board at any annual meeting of stockholders of the Company; provided, however, prior to any such termination by Mr. Ajjarapu for “good reason”, Mr. Ajjarapu must first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Ajjarapu’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

In the event that Mr. Ajjarapu’s employment is terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Ajjarapu’s death or disability) during the twelve month period following a Change of Control (a “Change of Control Termination”) or in anticipation of a Change of Control, we are required to pay Mr. Ajjarapu, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current base salary and the amount of the last bonus payable to Mr. Ajjarapu (the “Change of Control Payment”), which amount is due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. If Mr. Ajjarapu’s employment terminates due to a Change of Control Termination within six (6) months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for all purposes. In addition, in the event of a Change of Control, all of Mr. Ajjarapu’s equity-based compensation immediately vests to Mr. Ajjarapu and any outstanding stock options held by Mr. Ajjarapu can be exercised by Mr. Ajjarapu until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Ajjarapu’s employment ends in anticipation of a Change of Control and such equity-based compensation awards or stock options have previously expired pursuant to their terms, the Company is required to pay Mr. Ajjarapu a lump sum payment, payable on the same date as the Change of Control Payment, equal to the Black Scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Ajjarapu on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement means: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board; (b) a merger or consolidation of us whether or not approved by our Board, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board, a majority of the Board consists of persons who are not members of the Board on April 14, 2020, except in the event that such slate of directors is proposed by a committee of the Board or the Board; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans is more favorable than the definition above, then such definition shall be controlling.

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If Mr. Ajjarapu’s employment is terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Ajjarapu, or by us for “cause”, Mr. Ajjarapu is entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Ajjarapu was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Ajjarapu immediately terminate and are forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) are subject to the terms and conditions set forth in the applicable Stock Incentive Plan or Equity Compensation Plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Ajjarapu.

If Mr. Ajjarapu’s employment is terminated by Mr. Ajjarapu for “good reason”, or by us without “cause”, Mr. Ajjarapu is entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for eighteen (18) months, plus the pro rata amount of any discretionary bonus and performance bonus he would have been due for the following eighteen (18) months (with any metrics being extrapolated based on the last four (4) full prior quarters of the Company’s operations prior to termination). Additionally, unvested benefits (whether equity or cash benefits and bonuses) will vest immediately upon such termination and any outstanding stock options previously granted to Mr. Ajjarapu will vest immediately upon such termination and will be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances. Mr. Ajjarapu is also to receive, if he elects, continued health insurance under COBRA, paid for by the Company, for eighteen (18) months following the termination date (subject to certain rights which reduce such obligation if Mr. Ajjarapu is covered by health insurance with a substantially similar level of insurance as prior to the termination).

The agreement contains standard assignment of inventions, indemnification and confidentiality provisions. Further, Mr. Ajjarapu is subject to non-solicitation covenants during the term of the agreement.

Although Mr. Ajjarapu will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for twelve months after his employment with us ends pursuant to the agreement.

See also “2022 Reduced Officer Compensation” and “2023 Increased Officer Compensation” below.

Prashant Patel, President, Chief Operating Officer and Interim Principal Financial/Accounting Officer

In 2016, the Company entered into an at-will employment agreement with Mr. Prashant Patel, our President, with an annual salary of $125,000 and a possible $50,000 performance bonus payable at the discretion of the Board or Compensation Committee. In January 2017, Mr. Patel suspended his executive salary through June 30, 2017, a period of six months. Mr. Patel resumed his salary on July 1, 2017. In January 2018, Mr. Patel’s salary was amended to $150,000 per annum. The annual bonus payable to Mr. Patel is based upon his performance and the Company’s attainment of objectives established by the Board or Compensation Committee of the Board and is payable at the discretion of the Board or Compensation Committee. With respect to any subjective milestones, the determination of whether executive has attained the mutually agreed upon milestones for the bonus shall be reasonably determined by the Board or the Compensation Committee. Mr. Patel is further able to receive bonuses from time to time in the discretion of the Board and/or the Compensation Committee in cash, options or other forms of equity. Mr. Patel’s compensation under his employment agreement may be increased from time to time, by the Compensation Committee, or the Board (with the recommendation of the Compensation Committee), which increases do not require the entry into an amended employment agreement.

See also “2022 Reduced Officer Compensation” and “2023 Increased Officer Compensation” below.

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2022 Reduced Officer Compensation

Effective September 1, 2022, the Board and Compensation Committee, with the approval of each of the following officers, agreed to reduce the annual cash compensation payable to Suren Ajjarapu, Prashant Patel, and Janet Huffman, in an effort to conserve cash.

Specifically, effective beginning on September 1, 2022, the cash salaries of the officers set forth below were reduced in the following amounts, applied pro rata for the 2022 fiscal year, which reductions in salary remained in place until January 1, 2023 (further described below):

Officer	Position with Company	Reduced Cash Salary	Shares of Common Stock In Lieu of Reduced Cash Salary
Suren Ajjarapu	Chief Executive Officer and Secretary	$60,000	51,724
Prashant Patel	President, Chief Operating Officer and Interim Principal Financial/ Accounting Officer	$10,000	8,620
Janet Huffman(1)	Former Chief Financial Officer	$25,000	21,551

(1)	Effective February 27, 2023, Ms. Janet Huffman, the Company’s former Chief Financial Officer notified the Company of the termination of her Offer Letter dated February 3, 2022. Effective March 1, 2023, Ms. Huffman also transitioned from Chief Financial Officer to a consulting relationship with the Company. Effective March 6, 2023, Prashant Patel, a member of the Board, the President and the Chief Operating Officer of the Company, was appointed as Interim Principal Financial/Accounting Officer of the Company.

In lieu of the reduced cash salary payable to each officer, the Board and Compensation Committee agreed to issue such officers shares of the Company’s common stock as set forth in the table above under “Shares of Common Stock In Lieu of Reduced Cash Salary,” equal to the amount of reduced cash salary set forth in the table above, divided by the closing sales price of the Company’s common stock on Nasdaq on August 31, 2022, the date approved by the Board.

The shares of common stock issuable to the officers, vested at the rate of 1/4th of such shares on each of September 30, 2022, October 31, 2022, November 30, 2022, and December 31, 2022, subject to each applicable officer’s continued service to the Company on such dates and subject to the restricted stock award agreements entered into evidence such awards.

The reductions in officer compensation were documented by amendments to the employment agreements with each officer. Mr. Ajjarapu’s agreement also clarified that any severance payment paid to Mr. Ajjarapu under the terms of his employment agreement, described above, would reduce any Change of Control Payment payable to Mr. Ajjarapu under the terms of his agreement, as amended.

The reductions in cash salary discussed above were implemented in order for the Company to conserve cash and reduce its cash operating expenses.

All of the awards discussed above were issued under the Company’s Second Amended and Restated 2019 Equity Incentive and all restricted stock awards discussed above were evidenced by Restricted Stock Grant Agreements.

2023 Increased Officer Compensation

Effective January 1, 2023, the Board and the Compensation Committee, increased the annual salaries of each of Mr. Ajjarapu, Mr. Patel and Ms. Huffman to the levels of their salaries prior to the September 1, 2022 decreases discussed above. Mr. Ajjarapu’s annual salary was increased back to $360,000 per year, Mr. Patel’s annual salary was increased back to $150,000 per year. There were no changes made to terms of the restricted stock shares discussed above.

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The increases in officer salaries were documented by amendments to the employment agreements with each officer. The amendments also clarified that the equity compensation issuable to each officer was additional compensation and not specifically a result of the reduction in salaries effective on September 1, 2022, and that the amount of reduced salary from September 1, 2022 to December 31, 2022 was forgiven by each officer.

Compensation Recovery and Clawback Policies

The Board has adopted a Clawback Policy (the “Clawback Policy”) designed to comply with Section 10D of the Exchange Act of 1934, the rules promulgated thereunder, and the listing standards of the national securities exchange on which the Company’s securities are listed. The Clawback Policy is included as Exhibit 97.1 to the Company’s Form 10-K/A filed with the SEC on May 3, 2024.

Compensation Risk Assessment

The Compensation Committee has reviewed the relationship between our risk management policies and compensation policies and practices and concluded that we do not have any compensation policies or practices that expose us to risks that are reasonably likely to have a material adverse effect on the Company.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Rule 10b5-1 Trading Plans

Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

Pledging of Shares

Employees, officers and directors of the Company are prohibited from pledging Company securities as collateral for a loan. Additionally, shares of Company stock may not be held in a margin account.

Director Compensation

Summary Independent Director Compensation Table

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-executive director of the Company for some portion or all of 2023. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation above.

Name	Fees Earned or paid in cash	Stock Awards*	Option Awards	All Other Compensation	Total

Donald G. Fell(1)	$48,677	$100,000	$-	$-	$148,677
Charles L. Pope(2)	$-	$-	$-	-	$-
Jeff Newell (3)	$30,375	$108,250	$-	-	$138,625
Michael L. Peterson (4)	$41,250	$100,000	$55,000	-	$196,250
Candice Beaumont (5)	$-	$-	$-	-	$-

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* Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of restricted shares and option awards are set forth in the Critical Accounting Estimates as disclosed in our Consolidated Financial Statements for the year ended December 31, 2023. The amount reported in this column reflects the accounting cost for these awards and does not correspond to the actual economic value that may be received by the director upon the vesting of the restricted shares, the exercise of the stock options, or any sale of the underlying shares of common stock.

(1) Stock awards for fiscal year 2023 include an annual stock award of 12,222 shares and a one-time award of 10,000 shares with immediate vesting to each Board member to recognize the significant additional work related to various financing, sales, acquisitions, operations, and restructuring activities of the Company. At December 31, 2023, Mr. Fell had 2,245 vested stock options and 0 unvested shares of restricted stock.

(2) Mr. Pope resigned from the Board effective January 3, 2023. Mr. Pope did not receive any fees or other compensation for serving on the Board during a portion of 2023.

(3) Stock awards for fiscal year 2023 include an annual stock award of 14,056 shares and a one-time award of 10,000 shares with immediate vesting to each Board member to recognize the significant additional work related to various financing, sales, acquisitions, operations, and restructuring activities of the Company. At December 31, 2023, Mr. Newell had 0 vested stock options and 0 unvested shares of restricted stock.

(4) Stock awards for fiscal year 2023 include an annual stock award of 12,222 shares and a one-time award of 10,000 shares with immediate vesting to each Board member to recognize the significant additional work related to various financing, sales, acquisitions, operations, and restructuring activities of the Company. At December 31, 2023, Mr. Peterson had 3,078 vested stock options and 4,167 unvested shares of restricted stock

(5) Ms. Beaumont was appointed to the Board on July 31, 2023 and then resigned from the Board effective April 10, 2024. Ms. Beaumont did not receive any fees or other compensation for serving on the Board during a portion of 2023.

Independent Director Compensation Policy

Each independent member of the Board is to receive an annual grant of restricted common stock of the Company equal to $55,000 in value, on April 1st of each year (or such date thereafter as the awards are approved by the Board), and valued on such same date, based on the closing sales price on such date (or the first business day thereafter), which restricted stock awards will vest at the rate of 1/4th of such awards over the following four calendar quarters, subject to such directors continued service to the Company.

The Company has also entered into an indemnification agreement with each member of the Board.

2023 Independent Director Compensation

Effective on August 13, 2023, the Board approved the issuance of 24,444 shares of common stock of the Company to each of Mr. Fell and Mr. Peterson for services rendered to the Company during fiscal 2023, which shares were valued at $110,000. The Board also approved the issuance of 14,056 shares of common stock of the Company to Jeff Newell for services rendered during fiscal 2023, which were valued at $63,250 based on the most recent close price of the Company’s common stock on the date approved by the Board. The shares vest at the rate of 1/4th of such shares immediately on the grant date, and 1/4th of such shares on each of October 1, 2023, January 1, 2024 and April 1, 2024, subject to each applicable independent director’s continued service to the Company on such dates. Additionally, the Board approved 10,000 shares with immediate vesting to each Board member to recognize the significant additional work for various financing, sales, acquisitions, operations restructuring.

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All of the awards discussed above were issued under the Company’s Second Amended and Restated 2019 Plan and all restricted stock awards discussed above were evidenced by Restricted Stock Grant Agreements.

Changes in Independent Director Cash Compensation

Also on August 31, 2022, in an effort to conserve cash for operations, the Board approved a reduction in the annual cash retainer payable to independent members of the Board from $35,000 per year to $26,750 per year, effective as of September 1, 2022. However, effective January 1, 2023, the annual cash retainer payable to each independent member of the Board was increased back to $35,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 3, 2024 by (i) each Named Executive Officer, (ii) each member of our Board, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of May 3, 2024, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. The percentages are based upon 1,406,348 shares of our common stock outstanding as of May 3, 2024.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of May 3, 2024, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 2420 Brunello Trace, Lutz, FL 33558. All of the securities reported below are common stock shares as we do not currently have any other outstanding classes of stock that can be converted to common shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Directors and Named Executive Officers:
Suren Ajjarapu, Chairman, CEO (1)	210,103	14.94%
Prashant Patel, Director, COO, and President (2)	176,687	12.56%
Donald G. Fell, Director (3)	39,663	2.82%
Michael L. Peterson, Director	42,159	3.00%
Jeff Newell, Director	43,798	3.11%
Candace Beaumont, Director	—	—%

All executive officers, directors and director nominees as a Group (six persons)	512,410	36.44%

Greater than 5% Stockholders
Timothy Alford	136,441	9.70%
Annapurna Gundlapalli	95,000	6.76%
Nitesh Patel	87,265	6.21%
Hudson Global Ventures, LLC (4)	68,487	4.87%

* Less than 1%.

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(1) Includes (i) 82,643 shares owned directly by Mr. Ajjarapu, (ii) 3,449 shares owned by Mr. Ajjarapu’s wife, which Mr. Ajjarapu claims beneficial ownership of, (iii) 34,844 shares owned by the Surendra Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, (iv) 89,167 shares owned by the Sandhya Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, and which shares Mr. Ajjarapu is therefore deemed to beneficially own, and (v) options to purchase 1,111 shares of common stock granted in 2019, that are exercisable within 60 days of May 3, 2024.

(2) Includes (i) 112,242 shares owned directly by Mr. Patel, (ii) 27,778 shares owned by Rina Patel, Mr. Patel’s wife, which Mr. Patel claims beneficial ownership of, (iii) 36,667 shares owned by the Patel Trust; and (iv) options to purchase 1,111 shares of common stock granted in 2019, that are exercisable within 60 days of May 3, 2024, which Mr. Patel claims beneficial ownership of, as Trustee.

(3) Includes 2,245 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of May 3, 2024.

(4) Does not include 137 shares of Series C preferred stock, which are not convertible into common stock within 60 days of May 3, 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as discussed or otherwise disclosed above under “Executive Compensation”, which information is incorporated by reference where applicable in this “Certain Relationships and Related Transactions, and Director Independence” section, the following sets forth a summary of all transactions since the beginning of the 2023, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2022 and 2023, and in which any related person had or will have a direct or indirect material interest (other than compensation described above under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with Related Persons

On April 1, 2023, and July 1, 2023, the Company entered into a relationship with Scietech, LLC (“Scietech”) in an independent contractor agreement to consult on increasing sales on the Integra Pharma Solutions, LLC (“IPS”) and Trxade, Inc. platforms. The agreement was for an annual fee of $400,000 to be split equally between IPS and Trxade, Inc. A 31% investor in Scietech is the spouse of the interim CFO, Prashant Patel, which qualifies as a related party. The company was chosen because they were the most qualified to perform the desired qualifications.

On September 14, 2023, the Company issued a promissory note to Danam Health, Inc. (the “Danam Note”) in the amount of $300,000. The Company received a deposit of $200,000 on September 14, 2023, and an additional deposit of $100,000 on October 13, 2023. The Danam Note accrues interest at 0% per annum and is due and payable no later than 30 days after a change in control of borrower, as defined in the note agreement. As of December 31, 2023, the balance of the Danam Note was $50,000.

On February 29, 2024, the Company’s wholly owned subsidiary Trxade, Inc. entered into a Subscription Agreement (the “Subscription Agreement”) with Lafayette Energy Corp., a Delaware corporation (“Lafayette”). Pursuant to the Subscription Agreement, Trxade, Inc. will, in two equal tranches, invest a total of up to $5.0 million in Lafayette in exchange for up to 2,000,000 shares of Lafayette’s newly created Series A Convertible Preferred Stock, with the second tranche becoming payable only upon Trxade, Inc.’s receipt of notice that Lafayette has successfully drilled its first oil and gas well and produced at least one hundred (100) barrels of oil.

27

Review and Approval of Related Party Transactions

Our Audit Committee (which is made up of all independent directors) is tasked with reviewing and approving related party transactions. In reviewing such transactions, the committee will analyze the following factors, in addition to any other factors the committee deems appropriate, in determining whether to approve a related party transaction:

(1)	fairness of the terms for the Company (including fairness from a financial point of view);

(2)	materiality of the transaction;

(3)	bids / terms for such transaction from unrelated parties;

(4)	structure of the transaction;

(5)	the policies, rules and regulations of the U.S. federal and state securities laws;

(6)	the policies of the committee; and

(7)	interests of each related party in the transaction.

The committee will only approve a related party transaction if the committee determines that the terms of the related party transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the committee are deemed a related party, the related party transaction will be considered by the disinterested members of the Board in place of the committee.

The committee is prohibited from approving or ratifying any related party transaction whereby the Company directly or indirectly, including through any subsidiary, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

In addition, our Code of Ethics, which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in next year’s proxy statement and for consideration at the next annual meeting of stockholders (the “2025 Annual Meeting”). Any proposal that a stockholder desires to have included in our proxy materials in connection with the 2025 Annual Meeting must be submitted in writing to the Company’s Secretary at 2420 Brunello Trace, Lutz, Florida 33558 no later than the close of business on [●] and must meet the requirements of Rule 14a-8 under the Exchange Act, Delaware law, and our bylaws. If we change the date of the 2025 Annual Meeting by more than 30 days from the anniversary of the 2024 annual meeting, this deadline could change, in accordance with Rule 14a-8. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our bylaws.

OTHER MATTERS

This Proxy Statement is available at our corporate website at [●]. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at [●].

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In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

[Proxy Services

1 Glenwood Avenue STE 1001 Raleigh, NC 27603

919-481-4000

919-481-4000 ext. 100

Proxy@issuerdirect.com]

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by mail, by signing and returning the enclosed proxy card, by using the Internet, or by telephone, so your shares will be represented at the Annual Meeting.

The form of proxy card and this Proxy Statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Trxade Health, Inc.

Lutz, Florida

[●], 2024

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Annex A

CERTIFICATE OF AMENDMENT

TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

TRxADE HEALTH, INC.

TRxADE HEALTH, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), DOES HEREBY CERTIFY:

First: The name of the Corporation is [●].

Second: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Third: That this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation shall be effective as of [●] on the [●] day of [●], 2024.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this [●] day of [●], 2024.

TRxADE HEALTH, INC.

By:	[●]
[●]
[●]

A-1

Annex B

Trxade Group, Inc. (the “Company”)

Audit Committee Charter

Role:

The Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company and internal control over financial reporting, and the performance of the Company’s internal audit function and independent auditor. The Committee reviews and assesses the qualitative aspects of financial reporting to stockholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment (subject to stockholder ratification) compensation, retention, and oversight of the independent auditor.

Membership:

The membership of the Committee will consist of at least three directors of the Company, all of which members shall satisfy the definition of “independent” and the requirements of Audit Committee members set forth under the listing standard of the NASDAQ Capital Market, or such other exchange(s) upon which the Company’s securities are then listed from time to time (the “Exchange”). If the Committee is comprised of at least three members who meet the criteria above, one additional director who is not “independent” as defined under the rules of the Exchange and is not currently an executive officer or employee or a family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders and such member otherwise fits within the requirements of the Exchange (with such member being defined as an “Excepted Member”). An Excepted Member may not serve longer than two years. An Excepted Member may not serve longer than two years. An Excepted Member’s service on the Committee will be subject in all cases to the rules and requirements of the Exchange.

At least one member of the Committee shall be a “financial expert” as defined in Regulation S-K, Item 407(d)(5)(ii) and shall have an understanding of generally accepted accounting principles, and be able to read and understand financial statements, including the Company’s balance sheet, statements of operations and statements of cash flow. The Board shall review and designate the Committee member(s) that meets the “financial expert” criteria. All Committee members shall have an understanding of internal control over financial reporting and an understanding of audit committee functions.

No Committee member shall have participated in the preparation of the financial statements of the Company at any time during the three years preceding becoming a member of the Committee (unless such member qualifies as an Excepted Member). The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause. Each Committee member may be required to satisfy certain independence requirements of applicable securities laws, rules or guidelines and any other applicable regulatory rules. Determinations as to whether a particular director satisfies the requirements for membership on the Committee shall be made by the full Board.

Trxade Group, Inc. Audit Committee Charter Page 1 of 8

Generally, no member of the Committee may serve on more than three audit committees of publicly traded companies (including the Audit Committee of the Company) at the same time. For this purpose, service on the audit committees of a parent and its substantially owned subsidiaries, if any, counts as service on a single audit committee.

Operations:

The Board shall designate one member of the Committee to act as its chairperson. The Committee will meet a minimum of four times a year (once a quarter). Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment) action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of the Company’s Certificate of Incorporation, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

Communications:

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

Authority:

The Committee’s role is one of an oversight function. The Committee is not intended to replace the Company’s management, internal auditors and outside auditors. It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls, and it is the internal and outside auditors’ responsibility to review and, when appropriate, audit these financial statements and internal controls.

The Committee recognizes that the financial management and the internal and outside auditors have more knowledge and information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee cannot provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the outside auditors’ work. In carrying out its oversight responsibilities, the Committee shall undertake the activities and have the authority as described in this Charter.

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Company will provide the Committee with appropriate funding, as the Committee determines, for the payment of compensation to the Company’s independent auditor, outside counsel, and other advisors as it deems appropriate and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. The Committee will have access to the Company’s books, records, facilities, and personnel. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Trxade Group, Inc. Audit Committee Charter Page 2 of 8

Performance Evaluation:

The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Relationship With Auditors:

The Committee shall have sole authority and be directly responsible for the appointment, retention, compensation, oversight, evaluation and termination (subject to stockholder ratification, if applicable) of the work of the Company’s outside auditors engaged, including resolution of disagreements between Company management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The Company’s outside auditors shall report directly to the Committee.

The Committee shall review and pre-approve: (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the Committee, which are rendered to the Company by its outside auditors (including fees).

The Committee shall:

(i)	If required by any applicable law or rule of the Exchange (or such other exchange upon which the Company’s securities are listed) request from the outside auditors, at least annually, a written report describing: (a) the outside auditors’ internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review or peer review of the outside auditors, or by any inquiry or investigation by government or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues;

(ii)	If required by applicable law or rule of the Exchange (or such other exchange upon which the Company’s securities are listed) review and discuss with the outside auditors any relationships or services that may impact the objectivity and independence of the outside auditors; and

(iii)	Receive from the independent auditor annually a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented by such other standards as may be set by law or regulation or Exchange rules; and discuss with the independent auditor in an active dialogue any such disclosed relationships or services and their impact on the independent auditor’s objectivity and independence and present to the Board its conclusion with respect to the independence of the independent auditor.

After reviewing the foregoing reports and the outside auditors’ work throughout the year, the Committee shall evaluate the outside auditor’s qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner(s) of the outside auditors. In making its evaluation, the Committee may take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function) and shall take appropriate action in response to the outside auditors’ report and the opinions of those the Committee consults to satisfy itself of the outside auditors’ independence and adequate performance.

Trxade Group, Inc. Audit Committee Charter Page 3 of 8

The Committee should further consider whether, in order to assure the continuing independence of the outside auditors, there should be regular rotation of the lead audit partner (in addition to what may already be required by law or regulation).

The Committee shall establish hiring policies with respect to employees and former employees of the outside auditors.

The Committee shall review and discuss with management, the outside auditors and the internal auditors the performance and adequacy of the Company’s internal audit function, including the internal auditors’ responsibilities, budget, and staffing.

Responsibilities:

Financial Statements and Reporting:

1.	Reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the Securities and Exchange Commission, including disclosures to the Committee of (a) significant deficiencies in the design or operation of internal controls, (b) significant changes in internal controls and (c) any fraud involving management or other employees who have a significant role in the Company’s internal controls.

2.	Reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public.

Internal Audit:

1.	Reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans.

2.	Seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations.

3.	Reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure.

4.	Reviewing progress of the internal audit program, key findings and management’s action plans to address findings.

Compliance:

1.	Periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct.

2.	Seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters.

3.	Recommending to the Board any changes in ethics or compliance policies that the Committee deems appropriate.

Trxade Group, Inc. Audit Committee Charter Page 4 of 8

In addition to the above responsibilities and those other responsibilities included in this charter, the Committee will undertake such other duties as the Board of Directors delegates to it, and will report periodically to the Board regarding the Committee’s examinations and recommendations.

Financial Reporting Process and Financial Statements:

The Committee shall meet regularly with management. The Committee shall meet, at least annually, with the Company’s outside auditors in a private session.

The Committee shall review and discuss with management and the outside auditors on a quarterly basis prior to filing quarterly or annual financial statements: (i) the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K) (ii) the quarterly financial statements to be included on Form 10-Q; (iii) the Company’s disclosures in the “Management’s Discussion and Analysis of Financial Condition and Results of Operation” contained therein; (iv) the Company’s disclosure controls and procedures (including any significant internal control deficiencies or material weaknesses and any changes implemented in light of material control deficiencies or weaknesses) and (v) any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

In connection with the annual audit and the outside auditors review of the financial information included in the Company’s Quarterly Reports on Form 10-Q, the Committee shall, prior to the filing of the Form 10-K or Form 10-Q, discuss with the outside auditors the results of their audit or review, and the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61) as amended and/or supplemented. In addition, the Chairman or his designee shall, before the quarterly earnings press releases are released, discuss with the outside auditors the results of their review of quarterly earnings press releases.

The Committee shall request from the Company’s outside auditors and, where applicable, the Company’s internal auditors, timely reports concerning:

a)	Major issues regarding accounting principles and financial statement presentations, including all critical accounting policies and practices and any changes in the selection or application of accounting principles;

b)	All significant financial reporting issues and judgments, including all critical accounting estimates and alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of the Company, the ramifications of the use of such alternative estimates or treatments and the estimate/treatment preferred by the auditors;

c)	The effect of regulatory or accounting initiatives, as well as off-balance sheet transactions, on the financial statements; and

d)	Any material written communication between the auditors and the management of the Company (such as any management letter or schedule of unadjusted differences).

The Committee shall review with the outside auditors and the internal auditors any audit problems or difficulties encountered (including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management) and management’s response. The Committee shall be responsible for the resolution of disagreement among the Company’s management, the outside auditors and the internal auditors regarding financial reporting.

The Committee shall review with the internal auditor and the external auditor their annual audit plans and the degree of coordination of such plans.

Trxade Group, Inc. Audit Committee Charter Page 5 of 8

Based on the above review and discussions, the Committee shall determine whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

The Committee shall prepare the report of the audit Committee required by the rules of the SEC included in the Company’s annual proxy statement.

The Committee shall periodically discuss with management the types of information to be disclosed and the types of presentation to be made in quarterly earnings press releases and with respect to financial information and earnings guidance provided to analysts and rating agencies or otherwise made public.

Risk Management:

The Committee shall discuss with management, the internal auditors and the outside auditors, the Company’s policies with respect to risk assessment and risk management. This discussion should cover the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

The Committee shall review the annual audit report regarding officers’ expense accounts and perquisites and the results of any surveys of compliance with any business conduct policies of the Company.

Compliance with Laws, Regulations and Ethics Codes:

The Committee shall review with the Company’s general counsel, the internal auditors and other appropriate parties, as applicable, legal matters that may have a material impact on the Company’s financial statements, the Company’s compliance policies and procedures and any material reports received from or communications with regulators or government agencies.

The Committee shall review and pre-approve any related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, or adherence to standards of business conduct as required by the policies of the Company.

The Committee shall (i) review all requests for waivers of any code of conduct and ethics policies or procedures that the Company has adopted including requests from executive, operating or financial officers and management of the Company and from any other individuals that conduct business on behalf of the Company or who are involved with the preparation of financial statements or in the assessment of the Company’s internal disclosure controls over financial reporting, and (ii) promptly disclose any waivers that are required by regulation or listing standards to be disclosed publicly.

The Committee shall establish, oversee and regularly review the adequacy and performance of procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control and/or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

The Committee shall have authority to establish, monitor and maintain a Whistleblower Protection Policy for the Company that facilitates the reporting of suspected wrongdoings of the Company, and prohibits retaliatory action against employees who report suspected wrongdoings when they reasonably believe violations of laws, rules or regulations have occurred.

Trxade Group, Inc. Audit Committee Charter Page 6 of 8

Related Party Transactions:

(a) The Committee will review any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”).

(b) The Committee will analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a Related Party Transaction:

(1)	fairness of the terms for the Company (including fairness from a financial point of view);

(2)	materiality of the transaction;

(3)	bids / terms for such transaction from unrelated parties;

(4)	structure of the transaction;

(5)	the policies, rules and regulations of the U.S. federal and state securities laws;

(6)	the policies of the Committee; and

(7)	interests of each related party in the transaction.

(c) The Committee will only approve a Related Party Transaction if the Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the Board of Directors in place of the Committee.

(d) The following transactions will be exempted from the Policy and will be governed by the Company’s other applicable policies:

(1)	payment of compensation by the Company to its officers or directors for service to the Company in their stated capacity;

(2)	transactions available to all employees or all stockholders of the Company on the same terms; and

(3)	transactions which, when aggregated for any related party, involve less than $120,000 and are approved by the Chief Executive Officer, who is not a related party in the transaction.

(e) Approval of a Related Party Transaction may be conditioned upon the Company and the related party taking any or all of the following additional actions, or any other actions that the Committee deems appropriate:

(1)	requiring the related party to resign from, or change position within, an entity that is involved in the Related Party Transaction with the Company;

(2)	assuring that the related party will not be directly involved in negotiating the terms of the Related Party Transaction:

(3)	limiting the duration or magnitude of the Related Party Transaction;

Trxade Group, Inc. Audit Committee Charter Page 7 of 8

(4)	requiring that information about the Related Party Transaction be documented and that reports reflecting the nature and amount of the Related Party Transaction be delivered to the Committee on a regular basis;

(5)	requiring that the Company have the right to terminate the Related Party Transaction by giving a specified period of advance notice; or

(6)	appointing a Company representative to monitor various aspects of the Related Party Transaction.

(f) If the Company or a related party becomes aware that any Related Party Transaction exists that has not been previously approved or ratified under this policy, it will promptly submit the transaction to the Committee or Chair of the Committee or disinterested members of the Board of Directors for consideration. The Committee or Chair of the Committee or Board will evaluate the transaction under this policy and will consider all options, including ratification, amendment or termination of the Related Party Transaction.

(g) All Related Party Transactions are to be disclosed in the Company’s applicable filings with the SEC, as required by the Securities Act of 1933, as amended, and the Exchange Act of 1934, as amended, and related rules and regulations. All Related Party Transactions will be disclosed to the Committee and any material Related Party Transaction will be disclosed to the Board of Directors.

(h) The Committee is prohibited from approving or ratifying any Related Party Transaction whereby the Company directly or indirectly, including through any subsidiary, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

Trxade Group, Inc. Audit Committee Charter Page 8 of 8

Annex C

Trxade Group, Inc. (the “Company”)

Compensation Committee Charter

Role:

The Compensation Committee’s role is to discharge the Board of Directors (the “Board’s”) responsibilities relating to compensation of the Company’s executives and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation and benefit programs.

Membership:

The membership of the Committee will consist of at least two directors of the Company, who shall satisfy the definition of “independent” under the rules of the NASDAQ Capital Market, or such other exchange(s) upon which the Company’s securities are then listed from time to time (the “Exchange”). If the Committee is comprised of at least three members, one director who is not “independent” as defined under the rules of the Exchange and is not currently an executive officer or employee or a family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, if the Committee determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders (with such member being defined as an “Excepted Member”). An Excepted Member may not serve longer than two years. An Excepted Member’s service on the Committee will be subject in all cases to the rules and requirements of the Exchange.

The Board may remove any member from the Committee at any time with or without cause. Each Committee member may be required to satisfy certain independence requirements of applicable securities laws, rules or guidelines and any other applicable regulatory rules. Determinations as to whether a particular director satisfies the requirements for membership on the Committee shall be made by the full Board.

Operations:

The Board shall designate one member of the Committee to act as its chairperson. The Committee will meet a minimum of once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee may also meet periodically in executive session without Company management present. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment) action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of the Company’s Certificate of Incorporation, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

Authority:

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel, compensation consultants, or other experts or consultants, as it deems appropriate, including sole authority to approve the fees and other retention terms for such persons. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Trxade Group, Inc. Compensation Committee Charter Page 1 of 3

Except as otherwise delegated by the Board or the Committee, the Committee will act on behalf of the Board. The Committee will serve as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans. The Committee may delegate to one or more executive officers the authority to make grants of stock options and stock awards to eligible individuals who are not executive officers. Any executive officer to whom the Committee grants such authority shall regularly report to the Committee grants so made. The Committee may revoke any such delegation of authority at any time.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee to perform certain of its duties from time to time.

Performance Evaluation:

The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Responsibilities:

Subject to the sole determination of the Board, the principal responsibilities and functions of the Compensation Committee are as follows:

1.	Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of executives, (b) the motivation of executives to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders. Assist the Board in establishing CEO annual goals and objectives.

2.	Review trends in executive compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3.	Review and approve the compensation structure for executives.

4.	Oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers. Review and approve compensation packages for new executive officers and termination packages for executive officers.

5.	Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans.

6.	Periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director.

7.	Review periodic reports from management on matters relating to the Company’s compensation practices.

8.	Produce an annual report of the Compensation Committee on executive compensation for the Company’s annual proxy statement in compliance with and to the extent required by applicable Securities and Exchange Commission rules and regulations and any relevant listing authority.

9.	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations about, among other things, changes to the charter of the Committee.

10.	Take whatever other action that the Board shall reasonably request in its sole determination.

Trxade Group, Inc. Compensation Committee Charter Page 2 of 3

The Committee shall also have the following responsibilities and authority as dictated by the Exchange:

(A)	The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser.

(B)	The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Committee.

(C)	The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee.

(D)	The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration factors set forth in the Exchange’s rules.

Notwithstanding the above, the Chief Executive Officer of the Company may not be present during voting or deliberations on his or her compensation.

Trxade Group, Inc. Compensation Committee Charter Page 3 of 3

Annex D

TRXADE GROUP, INC.

CHARTER OF THE:

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Effective November 20, 2019

Trxade Group, Inc. (the “Company”)

Nominating and Corporate Governance Committee Charter

Role:

The Nominating and Corporate Governance Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors (the “Board”) to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review, evaluate and recommend changes to the Company’s Corporate Governance Guidelines, and to establish the process for conducting the review of the Chief Executive Officer’s performance.

Membership:

The membership of the Committee will consist of at least two directors of the Company, who shall satisfy the definition of “independent” under the listing standard of the NASDAQ Capital Market, or such other exchange(s) upon which the Company’s securities are then listed from time to time (the “Exchange”). If the Committee is comprised of at least three members, one director who is not “independent” as defined under the rules of the Exchange and is not currently an executive officer or employee or a family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders (with such member being defined as an “Excepted Member”). An Excepted Member may not serve longer than two years. An Excepted Member’s service on the Committee will be subject in all cases to the rules and requirements of the Exchange.

Operations:

The Board shall designate one member of the Committee to act as its chairperson. The Committee will meet a minimum of once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee may also meet periodically in executive session without Company management present. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment) action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of the Company’s Certificate of Incorporation, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

Authority:

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel, compensation consultants, or other experts or consultants, as it deems appropriate, including sole authority to approve the fees and other retention terms for such persons. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Except as otherwise delegated by the Board or the Committee, the Committee will act on behalf of the Board.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee to perform certain of its duties from time to time.

Trxade Group, Inc.

Nominating and Corporate Governance Charter

Performance Evaluation:

The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Responsibilities:

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee shall have sole authority to retain and terminate any such search firm, including sole authority to approve the firm’s fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide the appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

Specific responsibilities and duties of the Committee include:

a)	Establishing criteria for selection of new directors and nominees for vacancies on the Board;

b)	Approving director nominations to be presented for stockholder approval at the Company annual Meeting;

c)	Identifying and assisting with the recruitment of qualified candidates for Board membership and for the positions of Chairman of the Board and Chairman of the committees of the Board;

d)	Recommending to the Board to accept or decline any tendered resignation of a director;

e)	Considering any nomination of director candidates validly made by stockholders;

f)	Reviewing any director conflict of interest issues and determining how to handle such issues;

g)	Insuring a review at least annually of incumbent directors’ performance and attendance at Board and committee meetings in connection with the independent directors’ decision regarding directors to be slated for election at the Company’s annual meeting;

h)	Providing appropriate orientation programs for new directors;

i)	Developing and periodically reviewing and recommending to the Board appropriate revisions to the Company’s corporate governance framework, including its Certificate of Incorporation and Bylaws;

j)	Monitoring compliance with the corporate governance guidelines; and

k)	Reviewing and assessing the adequacy of the Company’s corporate governance policies and practices at least annually and recommending any proposed changes to the Board.

The Committee will also provide periodic reports to the Board and will propose any necessary actions to the Board. The Committee will also be responsible for the review and reassessment of the adequacy of this Charter annually and for recommending any proposed changes to the Board for approval.

Trxade Group, Inc.

Nominating and Corporate Governance Charter

Nomination Process:

The Committee has the authority to lead the search for individuals qualified to become members of the Board of the Company and to select or recommend to the Board nominees to be presented for stockholder approval. The Committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of the Company’s stockholders. The Committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The Committee will consider nominees for the Board recommended in good faith by the Company’s stockholders, provided those nominees meet the requirements of the Exchange and applicable federal securities law. Stockholders should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company Secretary. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Trxade Group, Inc.

Nominating and Corporate Governance Charter

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